UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
May 20, 2020

     Annaly Capital Management Inc
(Exact Name of Registrant as Specified in its Charter)

Maryland		1-13447	22-3479661
(State or other jurisdiction of incorporation or organization)		(Commission File Number)	(IRS Employer Identification No.)

1211 Avenue of the Americas
New York,	New York		10036
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code: (212) 696-0100

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	NLY	New York Stock Exchange
7.50% Series D Cumulative Redeemable Preferred Stock	NLY.D	New York Stock Exchange
6.95% Series F Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock	NLY.F	New York Stock Exchange
6.50% Series G Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock	NLY.G	New York Stock Exchange
6.75% Series I Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock	NLY.I	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 20, 2020, the stockholders of Annaly Capital Management, Inc. (the “Company” or “Annaly”) approved the 2020 Equity Incentive Plan (the “Plan”) at the Company’s 2020 Annual Meeting of Stockholders (the “Annual Meeting”). The Plan, among other things, reserves 125,000,000 shares of the Company’s common stock, par value $0.01 per share, for issuance in the form of equity-based awards to the Company’s Board of Directors (the “Board”), the Company’s employees, employees of the Company’s subsidiaries and any person who performs services for the Company, its subsidiaries, or its affiliates (whether as a consultant, advisor or otherwise).

A more detailed description of the material terms of the Plan was included in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission (the “SEC”) on April 8, 2020 (the “Proxy Statement”) under the heading “Proposal 03 - Approval of the Company’s 2020 Equity Incentive Plan,” which is incorporated herein by reference. The Plan is filed as Exhibit 10.1 hereto.

On May 20, 2020, the Board approved a form of deferred stock unit award for directors for awards on or after such date pursuant to the Plan. The form of award is filed as Exhibit 10.2.

Item 5.07  Submission of Matters to a Vote of Security Holders.

On May 20, 2020, the Company held its Annual Meeting. At the Annual Meeting, stockholders elected eight directors to serve on the Board until the 2021 Annual Meeting of Stockholders (the “2021 Annual Meeting”); approved, on an advisory basis, the Company’s executive compensation; approved the Plan; and ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020. For the advisory stockholder proposal regarding stockholder action by written consent, neither the proponent of the proposal nor a representative was in attendance to properly present the proposal at the Annual Meeting as required by SEC Rule 14a-8. Accordingly, no vote was taken on this proposal at the Annual Meeting.
The total number of shares of common stock entitled to vote at the Annual Meeting was 1,430,424,398, of which 1,198,536,862 shares, or 83.78%, were present in person or by proxy.
The final voting results for each of the proposals properly submitted to a vote of stockholders at the Annual Meeting are set forth below.
Proposal 1.   The election of eight directors to serve on the Board until the 2021 Annual Meeting.

Director	For	Against	Abstentions	Broker Non-Votes
Francine J. Bovich	739,394,137	10,100,006	4,797,394	444,245,325
Katie Beirne Fallon	739,231,781	10,354,886	4,704,870	444,245,325
David L. Finkelstein	740,053,017	9,380,732	4,857,788	444,245,325
Thomas Hamilton	741,970,004	7,398,883	4,922,650	444,245,325
Kathy Hopinkah Hannan	739,976,295	9,661,692	4,653,550	444,245,325
John H. Schaefer	740,948,282	8,485,244	4,858,011	444,245,325
Glenn A. Votek	738,994,801	10,411,127	4,885,609	444,245,325
Vicki Williams	740,105,190	9,426,272	4,760,075	444,245,325

Proposal 2.  Advisory approval of the Company’s executive compensation.

For	Against	Abstentions	Broker Non-Votes
715,233,081	29,787,153	9,271,303	444,245,325

Proposal 3.  Approval of the Plan.

For	Against	Abstentions	Broker Non-Votes
709,334,769	36,123,373	8,833,395	444,245,325

Proposal 4.  Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020.

For	Against	Abstentions
1,168,147,408	18,393,949	11,995,505

Further information regarding these proposals is set forth in the Company’s Proxy Statement.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

	10.1	2020 Equity Incentive Plan (incorporated herein by reference to Annex A to the Registrant’s proxy statement dated April 8, 2020).

	10.2	Form of Deferred Stock Unit Award for Directors.

	104	Cover page (formatted in Inline XBRL).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANNALY CAPITAL MANAGEMENT, INC.
(REGISTRANT)

By:	/s/ Anthony C. Green
Name: Anthony C. Green
Title: Chief Corporate Officer & Chief Legal Officer

Dated: May 21, 2020